UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - February 10, 2005

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania 19438
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 14, 2005, Harleysville Management Services, LLC amended The Supplemental Executive Retirement Benefit Agreements with Executive Officers to assure compliance with the requirements of Section 409A of the Internal Revenue Code.

Item 9.01 Financial Statements and Exhibits

Exhibit Number Description

99.1	Amendment to Supplemental Executive Retirement Benefit Agreement for Walter E. Daller, Jr.

99.2	Amendment to Supplemental Executive Retirement Benefit Agreement for John W. Eisele.

99.3	Amendment to Supplemental Executive Retirement Benefit Agreement for Michael B. High.

99.4	Amendment to Supplemental Executive Retirement Benefit Agreement for James F. McGowan, Jr.

99.5	Amendment to Supplemental Executive Retirement Benefit Agreement for Mikkalya W. Murray.

99.6	Amendment to Supplemental Executive Retirement Benefit Agreement for Demetra M. Takes.

99.7	Amendment to Supplemental Executive Retirement Benefit Agreement for Gregg J. Wagner.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION

Dated: March 14, 2005           /s/ Michael B. High
                                                       Michael B. High, EVP and Chief Financial Officer

EXHIBIT INDEX